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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2001

                              MERITAGE CORPORATION

               (Exact name of registrant as specified in charter)

   Maryland                                 1-9977            86-0611231
(State or Other Jurisdiction of           (Commission       (IRS Employer of
   Incorporation)                         File Number)      Identification No.)


                           6613 North Scottsdale Road
                                    Suite 200
                            Scottsdale, Arizona 85250
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (877) 400-7888

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         REFERENCES TO "WE," "OUR" AND "US" IN THIS CURRENT REPORT ON FORM 8-K/A REFER TO MERITAGE CORPORATION AND ITS CONSOLIDATED SUBSIDIARIES. THE FOLLOWING INFORMATION IS IN ADDITION TO THE INFORMATION INCLUDED IN CURRENT REPORT ON
FORM 8-K FILED ON MAY 9, 2001 WHICH IS INCORPORATED BY REFERENCE HEREIN.

         On May 7, 2001, we entered into a definitive agreement to acquire substantially all of the homebuilding and related assets of HC Builders, Inc. and Hancock Communities, L.L.C. (collectively, "Hancock"), subject to customary closing conditions. We have proposed to raise $150 million in senior notes through a private placement to finance the acquisition and to repay some of our existing indebtedness.

         Subject to various assumptions, we believe that if we complete the acquisition by May 31, 2001, for fiscal 2001 on a combined basis, we could

         -- achieve revenues of $708.0 million on 3,207 home closings, and

         -- be operating 81 active communities at year end.


                           FORWARD LOOKING STATEMENTS

         Certain of the matters discussed in this Current Report may constitute forward-looking statements. In general, forward-looking statements can be identified by use of words such as "expect," "believe," "estimate," "project," "forecast," "anticipate," "plan" and similar expressions. In this Current Report, forward-looking statements address such matters as, but are not limited to, our ability to consummate the Hancock acquisition and to complete our planned debt offering, our ability to enter the entry-level and affordable age-restricted adult communities markets through Hancock and at the times projected, anticipated benefits of the Hancock acquisition, including our ability to expand our demographic reach and product offerings, acquire additional revenue and cash flow streams and acquire and retain Hancock's management team, the anticipated purchase price of the Hancock acquisition, the terms of the notes we are offering to finance the Hancock acquisition and to repay some of our existing indebtedness, the accuracy of the assumptions and adjustments in the pro forma combined financial information included in this Current Report, and projections of revenues, home closings and operating communities, as well as assumptions related to the foregoing. Forward-looking statements express expectations of future events. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Our past performance or past or present economic conditions in our housing markets are not indicative of future performance or conditions. Due to these inherent uncertainties, investors or potential investors in our securities

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are urged not to place undue reliance on forward-looking statements or on the financial statements or pro forma financial statements included herein. In addition, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to projections over time. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements and that could affect our business generally (including our combined business with Hancock if the acquisition is consummated) include, but are not limited to, changes in national and local economic and other conditions, such as employment levels, availability of mortgage financing, interest rates, consumer confidence, and housing demand; risks inherent in homebuilding activities, including delays in construction schedules, cost overruns, changes in government regulation, increases in real estate taxes and other local fees; changes in costs or availability of land, materials, and labor; fluctuations in real estate values; the timing of home closings and land sales; our ability to continue to acquire additional land or options to acquire additional land on acceptable terms; a relative lack of geographic diversification of our operations, especially when real estate analysts are predicting that new home sales in certain markets may slow during 2001; our inability to obtain sufficient capital on terms acceptable to us to fund our planned capital and other expenditures; changes in local, state and federal rules and regulations governing real estate development and homebuilding activities and environmental matters, including "no growth" or "slow growth" initiatives, building permit allocation ordinances and building moratoriums; expansion by us into new geographic or product markets in which we have little or no operating experience; our inability to identify acquisition candidates that will result in successful combinations; our failure to make acquisitions on terms acceptable to us, or to successfully integrate acquired operations, such as Hancock, into Meritage; and the loss of key employees of Meritage or any acquired companies, including Steven J. Hilton and John R. Landon; as well as those factors described in our Amended Report on Form 10-K for the year ended December 31, 2000 under the captions "Factors That May Affect Our Future Results and Financial Condition," "Special Note of Caution Regarding Forward-Looking Statements," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in the notes to our financial statements.

         In addition, the Hancock acquisition and our issuance of the notes are subject to the following risks and uncertainties:

The integration of Hancock with our operations may present challenges.

         The integration of Hancock into our operations following the acquisition will involve a number of risks. In particular, the combined companies may experience attrition among management and personnel. The integration process could also disrupt the activities of our respective businesses. The combination of the two companies will require, among other things, coordination of management, administrative and other functions. Failure to overcome these challenges or any other problems encountered in connection with the acquisition of Hancock could cause our financial condition, results of operations and competitive position to decline.

We may not achieve the anticipated benefits from the acquisition.

         We believe that the acquisition will enhance our market position in Arizona and expand our housing offerings. Our integration plan for the Hancock acquisition assumes certain

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synergies and other benefits. We cannot assure you that unforeseen factors will not offset the intended benefits of the acquisition in whole or in part.

         Our substantial level of indebtedness could adversely affect our financial condition.

         We will have substantial indebtedness after our note offering if it is consummated. As of March 31, 2001, on a pro forma basis, we would have had $191.2 million of indebtedness. In addition, subject to restrictions in the indenture for the notes we are offering and our credit facilities, we may incur additional indebtedness. The high level of our indebtedness could have important consequences, including: limitations on our ability to obtain additional financing; the requirement that we use a substantial portion of our cash flow from operations to pay interest and principal on the notes and other indebtedness; our operating with a higher level of indebtedness than some of our competitors, which may put us at a competitive disadvantage; and our increased vulnerability to economic downturns and adverse developments in our business.

         We expect to obtain the money to pay our expenses and to pay the principal and interest on the notes, our credit facilities and other debt from cash flow from our operations. Our ability to meet our expenses thus depends on our future performance, which will be affected by financial, business, economic and other factors referenced above. We will not be able to control many of these factors, such as economic conditions in the markets where we operate and pressure from competitors. If we do not have enough money, we may be required to refinance all or part of our existing debt, including the notes, sell assets or borrow more money. We cannot guarantee that we will be able to do so on terms acceptable to us, if at all. In addition, the terms of existing or future debt agreements, including our credit facilities and the indenture, may restrict us from pursuing any of these alternatives.

         The indenture for the notes we are offering and our credit facilities impose significant operating and financial restrictions, which may prevent us from capitalizing on business opportunities and taking some corporate actions.

         The indenture for the notes will and our credit facilities do impose significant operating and financial restrictions on us. These restrictions will limit the ability of us and our subsidiaries, among other things, to: incur additional indebtedness or liens; pay dividends or make other distributions; repurchase our stock; make investments; sell assets; enter into agreements restricting our subsidiaries' ability to pay dividends; enter into transactions with affiliates; and consolidate, merge or sell all or substantially all of our assets.

         In addition, we will be required to maintain specified financial ratios. We cannot assure you that these covenants will not adversely affect our ability to finance our future operations or capital needs or to pursue available business opportunities. A breach of any of these covenants or our inability to maintain the required financial ratios could result in a default in respect of the related indebtedness. If a default occurs, the relevant lenders could elect to declare the indebtedness, together with accrued interest and other fees, to be immediately due and payable and, with respect to our existing credit facilities, proceed against any collateral securing that indebtedness.

         Special Note: The senior notes have not been registered under the Securities Act of 1933 or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy the notes or any other securities.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MERITAGE CORPORATION


Date: May 11, 2001                         /s/  Larry W. Seay
                                          -----------------------------------
                                          Larry W. Seay
                                          Vice President of Finance and
                                          Chief Financial Officer





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